AXP(R)
                                                                   Equity Select
                                                                            Fund

                                                              2001 ANNUAL REPORT
                                                           (PROSPECTUS ENCLOSED)

American
   Express
Funds

(icon of) ruler

AXP Equity Select Fund seeks to provide shareholders with growth of capital.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Budding Blue Chips

When most people think of stocks, they tend to focus on the notable names in American business -- the blue chips, as they're known. But there's another group of companies that, though smaller and less well-known, boast impressive business histories. These mid-size companies, which we call "budding blue chips," are the foundation of AXP Equity Select Fund. Often, they enjoy a dominant position in their business. For an investor, this means an opportunity to participate in the growth that's likely for these companies and the potential for rising stock prices.

Table of Contents

2001 ANNUAL REPORT
The purpose of this annual report is to tell investors how the Fund performed.

From the Chairman                                   3

From the Portfolio Managers                         3

Fund Facts                                          5

The 10 Largest Holdings                             6

Making the Most of the Fund                         7

The Fund's Long-term Performance                    8

Board Members and Officers                         10

Independent Auditors' Report                       13

Financial Statements                               14

Notes to Financial Statements                      17

Investments in Securities                          24

Federal Income Tax Information                     27

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2   AXP EQUITY SELECT FUND -- ANNUAL REPORT

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

For most of us investors, the past several months proved to be an extremely trying time. More recently, the events of this past September and the prospect of what may follow have added to our collective concern.

While nothing can change what has happened, we can control how we respond. In broad terms, I would strongly advise that you keep a focus on your long-term financial goals and not let specific events dictate your investment decisions. Ultimately, it is where you finish, not where you are at the moment, that matters most. Your financial advisor plays an essential role in this process, so please let him or her help you by reviewing your situation and plotting the proper investment course.

As I have indicated in the past, the role our Board plays in your financial future is to monitor and confirm that each American Express mutual fund meets its investment objective and that its management style stays on target. We want each fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American Express has made significant changes in its investment management capability, and will continue to make changes as it strives to provide a consistent standard of excellence.

On behalf of the Board,

Arne H. Carlson

(picture of) Duncan J. Evered
Duncan J. Evered
Portfolio manager

From the Portfolio Managers

U.S. stocks struggled for most of the past 12 months, as a deteriorating economy and a fall-off in corporate profits weighed on share prices. For the fiscal year -- December 2000 through November 2001 -- the Fund's Class A shares lost 12.53% (excluding the sales charge). This compares with a loss of 19.02% for the Russell MidCap Growth Index, an unmanaged group of stocks commonly used to measure the performance of mutual funds such as this.

Aside from a rally in January, which was spurred by the first in a long series of cuts in short-term interest rates by the Federal Reserve, the stock market spent the first five months of the period giving up ground. Hope for an economic and profit turnaround before the end of 2001 gave stocks a lift in the spring, but the gain was gradually eroded over the summer by more negative reports on the economic and

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3   AXP EQUITY SELECT FUND -- ANNUAL REPORT

(picture of) Paul A. Rokosz
Paul A. Rokosz
Portfolio manager

profit fronts. The downturn ultimately came to a dramatic end in the wake of the events of September 11. The period did, however, end on a positive note. Buoyed by hints of impending improvement in the economy and more optimistic outlooks from corporate managements, stocks staged a comeback from late September through November.

TECHNOLOGY TUMBLES
Throughout the fiscal year, the stock market's ups and downs were driven largely by technology and telecommunications stocks, many of which experienced steep declines. While the Fund benefited from having a comparatively low exposure to that sector and avoiding the major individual blow-ups, its performance clearly was hurt by several tech-related holdings. Notable examples included Paychex and Acxiom in the business services area, and Net IQ and McData in the networking area. Overall, tech stocks accounted for the great majority of the Fund's loss for the fiscal year. Although a small part of the portfolio, declines in energy-related stocks such as Calpine and Devon also detracted from performance.

On the positive side, we did have some winners in the tech sector, including semiconductor producers Micro-Chip and Maxim. Also, sharp stock selection in the consumer and health care sectors resulted in good gains from major holdings such as Whole Foods Markets, Williams-Sonoma, 99 Cents Only Stores and Alza. Our modest amount of financial services stocks, which turned out to be a strong-performing sector, also made a positive contribution.

Looking toward the new fiscal year, we expect the economy to improve, which ought to provide a better foundation for the stock market. But regardless of which direction the market takes, we are continuing our effort to find stocks of medium-size companies with attractive business characteristics, strong managements and solid financials. That approach has led to a portfolio that includes approximately 70 mid-capitalization stocks of high-quality companies in a broad range of businesses. We think the opportunities in this segment of the market remain very good as we pursue our mission of building and preserving shareholders' capital to meet long-term financial needs.

Duncan J. Evered

Paul A. Rokosz

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4   AXP EQUITY SELECT FUND -- ANNUAL REPORT

Fund Facts Class A -- 12-month performance
(All figures per share)

Net asset value (NAV)
Nov. 30, 2001                                                    $10.71
Nov. 30, 2000                                                    $16.35
Decrease                                                         $ 5.64

Distributions -- Dec. 1, 2000 - Nov. 30, 2001
From income                                                      $   --
From long-term capital gains                                     $ 3.98
Total distributions                                              $ 3.98
Total return*                                                   -12.53%

Class B -- 12-month performance
(All figures per share)

Net asset value (NAV)
Nov. 30, 2001                                                    $10.13
Nov. 30, 2000                                                    $15.78
Decrease                                                         $ 5.65

Distributions -- Dec. 1, 2000 - Nov. 30, 2001
From income                                                      $   --
From long-term capital gains                                     $ 3.98
Total distributions                                              $ 3.98
Total return*                                                   -13.22%

Class C -- 12-month performance
(All figures per share)

Net asset value (NAV)
Nov. 30, 2001                                                    $10.13
Nov. 30, 2000                                                    $15.78
Decrease                                                         $ 5.65

Distributions -- Dec. 1, 2000 - Nov. 30, 2001
From income                                                      $   --
From long-term capital gains                                     $ 3.98
Total distributions                                              $ 3.98
Total return*                                                   -13.22%

Class Y -- 12-month performance
(All figures per share)

Net asset value (NAV)
Nov. 30, 2001                                                    $10.77
Nov. 30, 2000                                                    $16.41
Decrease                                                         $ 5.64

Distributions -- Dec. 1, 2000 - Nov. 30, 2001
From income                                                      $   --
From long-term capital gains                                     $ 3.98
Total distributions                                              $ 3.98
Total return*                                                   -12.46%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

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5   AXP EQUITY SELECT FUND -- ANNUAL REPORT

The 10 Largest Holdings

                                     Percent                      Value
                                 (of net assets)          (as of Nov. 30, 2001)
Whole Foods Market                   5.0%                    $81,529,000
Fiserv                               3.6                      58,590,000
Maxim Integrated Products            3.4                      54,810,000
Williams-Sonoma                      3.2                      52,461,000
Sigma-Aldrich                        3.2                      51,312,000
Sungard Data Systems                 3.0                      49,105,000
Biomet                               2.8                      44,783,999
Cheesecake Factory (The)             2.6                      41,701,500
Paychex                              2.4                      38,511,000
Cintas                               2.4                      38,466,000

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(picture of) pie chart

The 10 holdings listed here make up 31.6% of net assets

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6   AXP EQUITY SELECT FUND -- ANNUAL REPORT

Making the Most of the Fund

BUILD YOUR ASSETS SYSTEMATICALLY
One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these three hypothetical scenarios, you will see six months of share price fluctuations.

This strategy does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions even when the price of your shares falls or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

                        How dollar-cost averaging works

       Jan  Feb  Mar  Apr  May  Jun
$15                   $16  $18  $20
$10    $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10                      $10
$ 5         $8   $5   $5   $8

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10
$ 5         $8   $6   $4   $4   $7

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
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                 $100 invested per month. Total invested: $600.

* Shares purchased is determined by dividing the amount invested per month by the current share price.

THREE WAYS TO BENEFIT FROM A MUTUAL FUND:

o  your shares increase in value when the Fund's investments do well
o you receive capital gains when the gains on investments sold by the Fund exceed losses
o you receive income when the Fund's dividends, interest and other income exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

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7   AXP EQUITY SELECT FUND -- ANNUAL REPORT

The Fund's Long-term Performance

                Value of your $10,000 in AXP Equity Select Fund
(line chart)
$60,000                                                                  $31,529
                                                               AXP Equity Select
                                                                    Fund Class A
$50,000                               S&P MidCap 400 Index

                                Lipper Multi-Cap Growth
$40,000                                      Fund Index

                                                Lipper Mid-Cap Growth
$30,000                                                   Funds Index

                                        Russell MidCap Growth Index
$20,000

   $9,425

'91    '92    '93     '94    '95     '96     '97     '98     '99     '00     '01

Average Annual Total Returns (as of Nov. 30, 2001)

                                                                    Since
                  1 year           5 years          10 years      inception
Class A           -17.56%          +8.42%            +12.17%          N/A
Class B           -15.79%          +8.78%              N/A          +13.60%*
Class C           -13.22%           N/A                N/A          -16.55%**
Class Y           -12.46%          +9.83%              N/A          +14.61%*

   * Inception date was March 20, 1995.
  ** Inception date was June 26, 2000.

Assumes: Holding period from 12/1/91 to 11/30/01. Returns do not reflect taxes payable by a shareholder on distributions or redemptions. Reinvestment of all income and capital gain distributions for the Fund has a value of $22,927. Also see "Past Performance" in the Fund's current prospectus.

On the graph above you can see how the Fund's total return compared to four widely cited unmanaged performance indexes, the Russell MidCap Growth Index, the Lipper Mid-Cap Growth Funds Index, the Lipper Multi-Cap Growth Funds Index and the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index). Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from the Standard & Poor's MidCap 400 Index to the Russell MidCap Growth Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. We will include both indexes in this transition year. In the future, however, only the Russell MidCap Growth Index will be included. In comparing AXP Equity Select Fund (Class A) to the four indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indexes.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the maximum applicable sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

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8   AXP EQUITY SELECT FUND -- ANNUAL REPORT

Russell MidCap(R) Growth Index, an unmanaged index, measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

The Lipper Mid-Cap Growth Funds Index, an unmanaged index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The Lipper Multi-Cap Growth Funds Index, an unmanaged index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index), an unmanaged market-weighted index, consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

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9   AXP EQUITY SELECT FUND -- ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 72 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
H. Brewster Atwater, Jr.               Board member since 1996        Retired chair and chief
4900 IDS Tower                                                        executive officer,
Minneapolis, MN 55402                                                 General Mills, Inc.
Born in 1931                                                          (consumer foods)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Chair of the Board since 1999  Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Born in 1934                                                          to boards), former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Lynne V. Cheney                        Board member since 1994        Distinguished Fellow, AEI   The Reader's Digest
American Enterprise Institute for                                                                 Association Inc.
Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired chair of the        Cargill, Incorporated
30 Seventh Street East                                                board and chief executive   (commodity merchants and
Suite 3050                                                            officer, Minnesota Mining   processors), Target
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Corporation (department
Born in 1936                                                                                      stores), General Mills,
                                                                                                  Inc. (consumer foods),
                                                                                                  Vulcan Materials Company
                                                                                                  (construction
                                                                                                  materials/chemicals) and
                                                                                                  Milliken & Company
                                                                                                  (textiles and chemicals)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Ira D. Hall                            Board member since 2001        Treasurer, Texaco Inc.
Texaco, Inc.                                                          since 1998. Prior to
2000 Westchester Avenue                                               that, director,
White Plains, NY 10650                                                International Operations
Born in 1944                                                          IBM Corp.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter                        Board member since 1994        Retired president and
P.O. Box 2187                                                         chief operating officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Born in 1929                                                          (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and consultant     Motorola, Inc.
5716 Bent Branch Rd.                                                                              (electronics)
Bethesda, MD 20816
Born in 1935
-------------------------------------- ------------------------------ --------------------------- ----------------------------

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10   AXP EQUITY SELECT FUND -- ANNUAL REPORT

Independent Board Members (continued)

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William R. Pearce                      Board member since 1980        RII Weyerhaeuser World
2050 One Financial Plaza                                              Timberfund, L.P.
Minneapolis, MN 55402                                                 (develops timber
Born in 1927                                                          resources) - management
                                                                      committee; former chair,
                                                                      American Express Funds
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (bio-pharmaceuticals)
Cody, WY 82414
Born in 1931
-------------------------------------- ------------------------------ --------------------------- ----------------------------
C. Angus Wurtele                       Board member since 1994        Retired chair of the        Bemis Corporation
4900 IDS Tower                                                        board and chief executive   (packaging)
Minneapolis, MN 55402                                                 officer, The Valspar
Born in 1934                                                          Corporation
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
David R. Hubers                        Board member since 1993        Retired chief executive     Chronimed Inc. (specialty
50643 AXP Financial Center                                            officer and director of     pharmaceutical
Minneapolis, MN 55474                                                 AEFC                        distribution), RTW Inc.
Born in 1943                                                                                      (manages workers
                                                                                                  compensation programs),
                                                                                                  Lawson Software, Inc.
                                                                                                  (technology based business
                                                                                                  applications)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
John R. Thomas                         Board member since 1987,       Senior vice president -
50652 AXP Financial Center             president since 1997           information and
Minneapolis, MN 55474                                                 technology of AEFC
Born in 1937
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior vice president -
53600 AXP Financial Center             vice president since 2002      chief investment officer
Minneapolis, MN 55474                                                 of AEFC; former chief
Born in 1960                                                          investment officer and
                                                                      managing director, Zurich
                                                                      Scudder Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

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11   AXP EQUITY SELECT FUND -- ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
John M. Knight                         Treasurer since 1999           Vice president -
50005 AXP Financial Center                                            investment accounting of
Minneapolis, MN 55474                                                 AEFC
Born in 1952
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice president, general        President of Board
901 S. Marquette Ave.                  counsel and secretary since    Services Corporation
Minneapolis, MN 55402                  1978
Born in 1938
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen W. Roszell                     Vice president since 2002      Senior vice president -
50239 AXP Financial Center                                            institutional group of
Minneapolis, MN 55474                                                 AEFC
Born in 1949
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

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12   AXP EQUITY SELECT FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP EQUITY SELECT FUND, INC.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Equity Select Fund, Inc. as of November 30, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended November 30, 2001, and the financial highlights for each of the years in the five-year period ended November 30, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Equity Select Fund, Inc. as of November 30, 2001, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP

Minneapolis, Minnesota

January 4, 2002

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13   AXP EQUITY SELECT FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Equity Select Fund

Nov. 30, 2001
Assets
Investments in securities, at value (Note 1)
   (identified cost $1,609,930,569)                                                                  $1,628,151,021
Capital shares receivable                                                                                   152,678
Dividends and accrued interest receivable                                                                   347,000
Receivable for investment securities sold                                                                 6,856,556
                                                                                                          ---------
Total assets                                                                                          1,635,507,255
                                                                                                      -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                            16,224
Payable for investment securities purchased                                                               7,302,528
Accrued investment management services fee                                                                   25,861
Accrued distribution fee                                                                                     16,280
Accrued service fee                                                                                             249
Accrued transfer agency fee                                                                                   2,036
Accrued administrative services fee                                                                           2,107
Other accrued expenses                                                                                      212,251
                                                                                                            -------
Total liabilities                                                                                         7,577,536
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                   $1,627,929,719
                                                                                                     ==============

Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    1,535,721
Additional paid-in capital                                                                            1,765,178,363
Accumulated net realized gain (loss) (Note 7)                                                          (157,004,817)
Unrealized appreciation (depreciation) on investments                                                    18,220,452
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                             $1,627,929,719
                                                                                                     ==============
Net assets applicable to outstanding shares:                Class A                                  $1,240,940,456
                                                            Class B                                  $  290,402,988
                                                            Class C                                  $    4,381,130
                                                            Class Y                                  $   92,205,145
Net asset value per share of outstanding capital stock:     Class A shares        115,897,109        $        10.71
                                                            Class B shares         28,681,332        $        10.13
                                                            Class C shares            432,662        $        10.13
                                                            Class Y shares          8,560,988        $        10.77
                                                                                    ---------        --------------

See accompanying notes to financial statements.

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14   AXP EQUITY SELECT FUND -- ANNUAL REPORT

Statement of operations
AXP Equity Select Fund

Year ended Nov. 30, 2001
Investment income

Income:
Dividends                                                                                             $   3,355,897
Interest                                                                                                  2,507,733
   Less foreign taxes withheld                                                                               (6,391)
                                                                                                             ------
Total income                                                                                              5,857,239
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                       11,264,762
Distribution fee
   Class A                                                                                                3,245,168
   Class B                                                                                                2,779,363
   Class C                                                                                                   29,398
Transfer agency fee                                                                                       2,098,295
Incremental transfer agency fee
   Class A                                                                                                  144,557
   Class B                                                                                                   94,069
   Class C                                                                                                    1,584
Service fee -- Class Y                                                                                       81,837
Administrative services fees and expenses                                                                   822,210
Compensation of board members                                                                                16,343
Custodian fees                                                                                              141,154
Printing and postage                                                                                        257,681
Registration fees                                                                                           243,633
Audit fees                                                                                                   28,000
Other                                                                                                        10,389
                                                                                                             ------
Total expenses                                                                                           21,258,443
   Earnings credits on cash balances (Note 2)                                                               (74,460)
                                                                                                            -------
Total net expenses                                                                                       21,183,983
                                                                                                         ----------
Investment income (loss) -- net                                                                         (15,326,744)
                                                                                                        -----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                             (150,328,640)
Net change in unrealized appreciation (depreciation) on investments                                     (67,420,296)
                                                                                                        -----------
Net gain (loss) on investments                                                                         (217,748,936)
                                                                                                       ------------
Net increase (decrease) in net assets resulting from operations                                       $(233,075,680)
                                                                                                      =============

See accompanying notes to financial statements.

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15   AXP EQUITY SELECT FUND -- ANNUAL REPORT

Statements of changes in net assets
AXP Equity Select Fund

Year ended Nov. 30,                                                                   2001                     2000
Operations and distributions
Investment income (loss) -- net                                             $  (15,326,744)          $  (11,362,665)
Net realized gain (loss) on investments                                       (150,328,640)             438,923,761
Net change in unrealized appreciation (depreciation) on investments            (67,420,296)            (411,428,391)
                                                                               -----------             ------------
Net increase (decrease) in net assets resulting from operations               (233,075,680)              16,132,705
                                                                              ------------               ----------
Distributions to shareholders from:
   Net realized gain
      Class A                                                                 (353,566,843)            (100,498,802)
      Class B                                                                  (70,206,527)             (12,104,018)
      Class C                                                                     (424,406)                (336,121)
      Class Y                                                                  (19,804,936)                      --
                                                                               -----------             ------------
Total distributions                                                           (444,002,712)            (112,938,941)
                                                                              ------------             ------------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                     777,444,688              878,268,002
   Class B shares                                                              114,207,094              171,897,559
   Class C shares                                                                3,795,745                1,842,554
   Class Y shares                                                               60,201,226              105,153,485
Reinvestment of distributions at net asset value
   Class A shares                                                              328,571,407               92,913,479
   Class B shares                                                               69,162,165               11,999,356
   Class C shares                                                                  419,928                  336,121
   Class Y shares                                                               19,804,936                       --
Payments for redemptions
   Class A shares                                                             (791,602,986)            (765,189,473)
   Class B shares (Note 2)                                                     (61,839,243)             (31,035,784)
   Class C shares (Note 2)                                                        (677,972)                  (9,936)
   Class Y shares                                                              (38,516,685)             (18,560,565)
                                                                               -----------              -----------
Net increase (decrease) in net assets from capital share transactions          480,970,303              447,614,798
                                                                               -----------              -----------
Total increase (decrease) in net assets                                       (196,108,089)             350,808,562
Net assets at beginning of year                                              1,824,037,808            1,473,229,246
                                                                             -------------            -------------
Net assets at end of year                                                   $1,627,929,719           $1,824,037,808
                                                                            ==============           ==============

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
16   AXP EQUITY SELECT FUND -- ANNUAL REPORT

Notes to Financial Statements
AXP Equity Select Fund, Inc.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock. The Fund invests primarily in medium-sized companies and may also invest in small- and large-sized companies.

Class C shares of the Fund were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 109 shares of capital stock at $18.38 per share, which represented the initial capital in Class C.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o  Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities, and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit

-------------------------------------------------------------------------------
17   AXP EQUITY SELECT FUND -- ANNUAL REPORT
standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

-------------------------------------------------------------------------------
18   AXP EQUITY SELECT FUND -- ANNUAL REPORT

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment loss has been decreased by $15,326,744 and accumulated net realized loss has been decreased by $171 resulting in a net reclassification adjustment to decrease paid-in capital by $15,326,915.

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.60% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Multi-Cap Growth Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $1,465,340 for the year ended Nov. 30, 2001.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00
o  Class B $20.00
o  Class C $19.50
o  Class Y $17.00

-------------------------------------------------------------------------------
19   AXP EQUITY SELECT FUND -- ANNUAL REPORT

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $2,490,596 for Class A, $199,664 for Class B and $945 for Class C for the year ended Nov. 30, 2001.

During the year ended Nov. 30, 2001, the Fund's custodian and transfer agency fees were reduced by $74,460 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,002,309,452 and $934,066,742, respectively, for the year ended Nov. 30, 2001. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $85,611 for the year ended Nov. 30, 2001.

Income from securities lending amounted to $633,214 for the year ended Nov. 30, 2001. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                      Year ended Nov. 30, 2001
                                             Class A         Class B    Class C     Class Y
Sold                                      69,408,181     10,670,843    359,025    5,359,412
Issued for reinvested distributions       27,657,498      6,109,727     37,096    1,660,095
Redeemed                                 (70,598,109)    (5,791,513)   (63,351)  (3,387,838)
                                         -----------     ----------    -------   ----------
Net increase (decrease)                   26,467,570     10,989,057    332,770    3,631,669
                                          ----------     ----------    -------    ---------

                                                         Year ended Nov. 30, 2000
                                             Class A         Class B    Class C*    Class Y
Sold                                      47,150,764      9,529,052    100,457    5,633,788
Issued for reinvested distributions        5,339,558        710,786         --       19,306
Redeemed                                 (41,024,860)    (1,716,764)      (565)    (987,119)
                                         -----------     ----------       ----     --------
Net increase (decrease)                   11,465,462      8,523,074     99,892    4,665,975
                                          ----------      ---------     ------    ---------

* Inception date was June 26, 2000.

-------------------------------------------------------------------------------
20   AXP EQUITY SELECT FUND -- ANNUAL REPORT

5. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended Nov. 30, 2001.

6. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Fund's financial position, results of operations or changes in its net assets.

7. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $128,223,874 as of Nov. 30, 2001, that if not offset by subsequent capital gains, will expire in 2009. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

-------------------------------------------------------------------------------
21   AXP EQUITY SELECT FUND -- ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                             2001          2000         1999         1998          1997
Net asset value, beginning of period                   $16.35        $16.90       $14.59       $15.76        $14.71
                                                       ------        ------       ------       ------        ------
Income from investment operations:
Net investment income (loss)                             (.09)         (.09)        (.04)         .03           .05
Net gains (losses) (both realized and unrealized)       (1.57)          .83         3.87         1.29          2.93
                                                        -----           ---         ----         ----          ----
Total from investment operations                        (1.66)          .74         3.83         1.32          2.98
                                                        -----           ---         ----         ----          ----
Less distributions:
Dividends from net investment income                       --            --           --         (.03)         (.06)
Distributions from realized gains                       (3.98)        (1.29)       (1.51)       (2.46)        (1.87)
Excess distributions from net investment income            --            --         (.01)          --            --
                                                        -----           ---         ----         ----          ----
Total distributions                                     (3.98)        (1.29)       (1.52)       (2.49)        (1.93)
                                                        -----         -----        -----        -----         -----
Net asset value, end of period                         $10.71        $16.35       $16.90       $14.59        $15.76
                                                       ------        ------       ------       ------        ------
Ratios/supplemental data
Net assets, end of period (in millions)                $1,241        $1,462       $1,318       $1,044          $976
                                                       ------        ------       ------       ------          ----
Ratio of expenses to average daily net assets(c)        1.16%          .95%         .93%         .82%          .83%
                                                        ----           ---          ---          ---           ---
Ratio of net investment income (loss)
     to average daily net assets                        (.80%)        (.50%)       (.26%)        .24%          .39%
                                                        ----          ----         ----          ---           ---
Portfolio turnover rate
     (excluding short-term securities)                    57%          106%          78%          80%           63%
                                                          --           ---           --           --            --
Total return(e)                                       (12.53%)        3.93%       28.70%        9.96%        23.56%
                                                      ------          ----        -----         ----         -----

Class B
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                             2001          2000         1999         1998          1997
Net asset value, beginning of period                   $15.78        $16.46       $14.34       $15.60        $14.63
                                                       ------        ------       ------       ------        ------
Income from investment operations:
Net investment income (loss)                             (.16)         (.18)        (.12)        (.01)         (.01)
Net gains (losses) (both realized and unrealized)       (1.51)          .79         3.75         1.21          2.85
                                                        -----           ---         ----         ----          ----
Total from investment operations                        (1.67)          .61         3.63         1.20          2.84
                                                        -----           ---         ----         ----          ----
Less distributions:
Distributions from realized gains                       (3.98)        (1.29)       (1.51)       (2.46)        (1.87)
                                                        -----         -----        -----        -----         -----
Net asset value, end of period                         $10.13        $15.78       $16.46       $14.34        $15.60
                                                       ------        ------       ------       ------        ------
Ratios/supplemental data
Net assets, end of period (in millions)                  $290          $279         $151          $80           $41
                                                         ----          ----         ----          ---           ---
Ratio of expenses to average daily net assets(c)        1.93%         1.72%        1.71%        1.58%         1.59%
                                                        ----          ----         ----         ----          ----
Ratio of net investment income (loss)
     to average daily net assets                       (1.58%)       (1.27%)      (1.04%)       (.52%)        (.35%)
                                                       -----         -----        -----         ----          ----
Portfolio turnover rate
     (excluding short-term securities)                    57%          106%          78%          80%           63%
                                                          --           ---           --           --            --
Total return(e)                                       (13.22%)        3.19%       27.69%        9.12%        22.62%
                                                      ------          ----        -----         ----         -----

See accompanying notes to financial highlights.

-------------------------------------------------------------------------------
22   AXP EQUITY SELECT FUND -- ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                             2001        2000(b)
Net asset value, beginning of period                   $15.78        $17.74
                                                       ------        ------
Income from investment operations:
Net investment income (loss)                             (.13)         (.08)
Net gains (losses) (both realized and unrealized)       (1.54)        (1.88)
                                                        -----         -----
Total from investment operations                        (1.67)        (1.96)
                                                        -----         -----
Less distributions:
Distributions from realized gains                       (3.98)           --
                                                        -----           ---
Net asset value, end of period                         $10.13        $15.78
                                                       ------        ------

Ratios/supplemental data
Net assets, end of period (in millions)                    $4            $2
                                                           --            --
Ratio of expenses to average daily net assets(c)        1.97%         1.72%(d)
                                                        ----          ----
Ratio of net investment income (loss)
     to average daily net assets                       (1.62%)       (1.35%)(d)
                                                       -----         -----
Portfolio turnover rate
     (excluding short-term securities)                    57%          106%
                                                          --           ---
Total return(e)                                       (13.22%)      (11.05%)
                                                      ------        ------

Class Y
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                             2001        2000         1999         1998          1997
Net asset value, beginning of period                   $16.41        $16.94       $14.60       $15.77        $14.72
                                                       ------        ------       ------       ------        ------
Income from investment operations:
Net investment income (loss)                             (.07)         (.05)        (.01)         .04           .06
Net gains (losses) (both realized and unrealized)       (1.59)          .81         3.87         1.29          2.93
                                                        -----           ---         ----         ----          ----
Total from investment operations                        (1.66)          .76         3.86         1.33          2.99
                                                        -----           ---         ----         ----          ----
Less distributions:
Dividends from net investment income                       --            --           --         (.04)         (.07)
Distributions from realized gains                       (3.98)        (1.29)       (1.51)       (2.46)        (1.87)
Excess distributions from net investment income            --            --         (.01)          --            --
                                                        -----           ---         ----         ----          ----
Total distributions                                     (3.98)        (1.29)       (1.52)       (2.50)        (1.94)
                                                        -----         -----        -----        -----         -----
Net asset value, end of period                         $10.77        $16.41       $16.94       $14.60        $15.77
                                                       ------        ------       ------       ------        ------
Ratios/supplemental data
Net assets, end of period (in millions)                   $92           $81           $4          $--           $--
                                                          ---           ---           --          ---           ---
Ratio of expenses to average daily net assets(c)        1.00%          .82%         .85%         .75%          .70%
                                                        ----           ---          ---          ---           ---
Ratio of net investment income (loss)
     to average daily net assets                        (.65%)        (.33%)       (.21%)        .31%          .54%
                                                        ----          ----         ----          ---           ---
Portfolio turnover rate
     (excluding short-term securities)                    57%          106%          78%          80%           63%
                                                          --           ---           --           --            --
Total return(e)                                       (12.46%)        4.05%       28.90%       10.03%        23.68%
                                                      ------          ----        -----        -----         -----

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.

-------------------------------------------------------------------------------
23   AXP EQUITY SELECT FUND -- ANNUAL REPORT

Investments in Securities
AXP Equity Select Fund, Inc.

Nov. 30, 2001
(Percentages represent value of investments compared to net assets)

Common stocks (97.8%)
Issuer                                Shares                   Value(a)

Airlines (0.9%)
Skywest                              600,000                $13,986,000

Banks and savings & loans (0.6%)
Investors Financial Services         150,000                  9,903,000

Building materials & construction (1.3%)
Martin Marietta Materials            500,000                 21,250,000

Chemicals (3.2%)
Sigma-Aldrich                      1,200,000                 51,312,000

Communications equipment & services (0.8%)
Finisar                            1,200,000(b)              12,984,000

Computer software & services (6.8%)
BMC Software                       1,100,000(b)              18,425,000
Citrix Systems                       350,000(b)               7,829,500
Intuit                               400,000(b)              17,560,000
Manugistics Group                    950,000(b)              11,210,000
Peregrine Systems                    400,000(b)               6,220,000
Sungard Data Systems               1,750,000(b)              49,105,000
Total                                                       110,349,500

Computers & office equipment (9.8%)
Acxiom                             1,200,000(b)              15,504,000
Advent Software                      200,000(b)              10,004,000
Dendrite Intl                        950,000(b)              12,321,500
DST Systems                          350,000(b)              16,695,000
Fair, Isaac & Co                     525,000                 31,048,500
Fiserv                             1,500,000(b)              58,590,000
Magma Design Automat                  14,450                    329,316
McData Cl B                          600,000(b)              15,120,000
Total                                                       159,612,316

Electronics (9.3%)
American Power Conversion          1,300,000(b)              17,888,000
Maxim Integrated Products          1,000,000(b)              54,810,000
Micrel                               350,000(b)              10,241,000
Microchip Technology                 900,000(b)              32,499,000
Novellus Systems                     450,000(b)              17,131,500
PMC-Sierra                           350,000(b)               7,976,500
Waters                               300,000(b)              10,965,000
Total                                                       151,511,000

Energy (5.4%)
Apache                               300,000                 13,797,000
Devon Energy                         100,000                  3,439,000
Murphy Oil                           500,000                 35,955,000
Newfield Exploration                 500,000(b)              15,450,000
Pogo Producing                       800,000                 18,920,000
Total                                                        87,561,000

Energy equipment & services (1.4%)
Ensco Intl                           600,000                 12,072,000
Tidewater                            400,000                 11,400,000
Total                                                        23,472,000

Financial services (4.1%)
Legg Mason                           600,000                 28,350,000
Paychex                            1,100,000                 38,511,000
Total                                                        66,861,000

Food (0.3%)
Performance Food Group               150,000(b)               5,100,000

Health care (15.5%)
Apogent Technologies                 850,000(b)              20,740,000
Biogen                               450,000(b)              26,509,500
Biomet                             1,600,000                 44,783,999
Diagnostic Products                  750,000                 32,557,500
Gilead Sciences                       50,000(b)               3,610,500
Guidant                              100,000(b)               4,881,000
IDEC Pharmaceuticals                 450,000(b)              31,635,000
Immunex                              950,000(b)              25,650,000
Invitrogen                           450,000(b)              30,712,500
MedImmune                            400,000(b)              17,616,000
Techne                               500,000(b)              15,870,000
Total                                                       254,565,999

Health care services (8.3%)
AmerisourceBergen                    400,000                 23,796,000
Community Health Systems             750,000(b)              19,207,500
Express Scripts Cl A                 700,000(b)              28,770,000
First Health Group                   650,000(b)              15,632,500
Health Management
     Associates Cl A               1,100,000(b)              21,461,000
Lincare Holdings                     900,000(b)              26,748,000
Total                                                       135,615,000

See accompanying notes to investments in securities.

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24   AXP EQUITY SELECT FUND -- ANNUAL REPORT
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Common stocks (continued)
Issuer                                Shares                   Value(a)

Industrial equipment & services (4.6%)
Cintas                               900,000                $38,466,000
Fastenal                             600,000                 36,174,000
Total                                                        74,640,000

Insurance (0.3%)
HCC Insurance Holdings               150,000                  4,089,000

Media (4.2%)
Catalina Marketing                   700,000(b)              22,134,000
Univision Communications Cl A        750,000(b)              26,707,500
Westwood One                         650,000(b)              19,019,000
Total                                                        67,860,500

Multi-industry conglomerates (4.2%)
Danaher                              400,000                 23,460,000
DeVry                                700,000(b)              18,193,000
Robert Half Intl                   1,000,000(b)              26,950,000
Total                                                        68,603,000

Restaurants & lodging (5.8%)
Brinker Intl                       1,300,000(b)              36,400,000
Cheesecake Factory (The)           1,350,000(b)              41,701,500
Starbucks                            950,000(b)              16,834,000
Total                                                        94,935,500

Retail (10.5%)
99 Cents Only Stores                 750,000(b)              28,875,000
Copart                               235,800(b)               8,083,224
Whole Foods Market                 1,900,000(b)              81,529,000
Williams-Sonoma                    1,350,000(b)              52,461,000
Total                                                       170,948,224

Utilities -- electric (0.5%)
Calpine                              350,000(b)               7,546,000

Total common stocks
(Cost: $1,574,480,740)                                   $1,592,705,039

Short-term securities (2.2%)
Issuer               Annualized              Amount            Value(a)
                  yield on date          payable at
                    of purchase            maturity

U.S. government agencies (1.6%)
Federal Home Loan Bank Disc Nt
     01-16-02                 1.91%      $7,200,000          $7,180,260
Federal Home Loan Mtge Corp Disc Nts
     12-18-01                 2.20        4,600,000           4,594,940
     01-08-02                 1.88       13,000,000          12,973,523
Federal Natl Mtge Assn Disc Nt
     12-19-01                 2.00          500,000             499,472
Total                                                        25,248,195

Commercial paper (0.6%)
Alpine Securitization
     12-03-01                 2.15        7,700,000(c)        7,698,620
Salomon Smith Barney
     12-06-01                 2.00        2,500,000           2,499,167
Total                                                        10,197,787

Total short-term securities
(Cost: $35,449,829)                                         $35,445,982

Total investments in securities
(Cost: $1,609,930,569)(d)                                $1,628,151,021

See accompanying notes to investments in securities.

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25   AXP EQUITY SELECT FUND -- ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(d) At Nov. 30, 2001, the cost of securities for federal income tax purposes was $1,638,711,512 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                              $ 158,971,792
     Unrealized depreciation                               (169,532,283)
                                                           ------------
     Net unrealized depreciation                          $ (10,560,491)
                                                          -------------

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26   AXP EQUITY SELECT FUND -- ANNUAL REPORT

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Equity Select Fund, Inc.
Fiscal year ended Nov. 30, 2001

Class A
Capital gain distribution taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 21, 2000                                                  $3.98310
Total distributions                                            $3.98310

Class B
Capital gain distribution taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 21, 2000                                                  $3.98310
Total distributions                                            $3.98310

Class C
Capital gain distribution taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 21, 2000                                                  $3.98310
Total distributions                                            $3.98310

Class Y
Capital gain distribution taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 21, 2000                                                  $3.98310
Total distributions                                            $3.98310

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27   AXP EQUITY SELECT FUND -- ANNUAL REPORT

AXP Equity Select Fund                                          PRSRT STD AUTO
70100 AXP Financial Center                                       U.S. POSTAGE
Minneapolis, MN 55474                                                PAID
                                                                   AMERICAN
americanexpress.com                                                 EXPRESS

Ticker Symbol

Class A: INVPX       Class B: IDQBX
Class C: N/A         Class Y: IESYX

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                          (logo)
                                                                        AMERICAN
                                                                         EXPRESS

                                                                 S-6426 V (1/02)